Common Stock	12 Months Ended
Dec. 31, 2019
Common Stock
Common Stock

9. COMMON STOCK

Authorized: Unlimited number of non-par value common shares.

	2019		2018
Issued and outstanding:	millions of shares	millions of Canadian dollars	millions of shares	millions of Canadian dollars
Balance, December 31, 2018	234.12	$5,816	228.77	$5,601
Conversion of Convertible Debentures	0.03	1	0.01	-
Issuance of common stock (1)	1.77	99	0.45	22
Issued under Purchase Plans at market rate	3.99	202	4.87	200
Discount on shares purchased under Dividend Reinvestment Plan	-	(7)	-	(9)
Options exercised under senior management share option plan	2.57	104	0.02	1
Employee Share Purchase Plan	-	1	-	1
Balance, December 31, 2019	242.48	$6,216	234.12	$5,816
(1) As at December 31, 2019 a total of 1.77 million common shares have been issued through Emera's at-the-market equity program ("ATM Program") at an average price of $56.56 per share for gross proceeds of $100 million ($98.7 million net of issuance costs).

On July 11, 2019, Emera established an ATM Program that allows the Company to issue up to $600 million of common shares to the public from time to time, at the Company's discretion, at the prevailing market price. The ATM Program was established under a prospectus supplement to the Company’s short-form base shelf prospectus which expires on July 14, 2021. As at December 31, 2019, an aggregate gross sales limit of $500 million remains available for issuance under the ATM program.

As at December 31, 2019, the following common shares were reserved for issuance: 3.9 million (2018 – 6.5 million) under the senior management stock option plan, 0.9 million (2018 – 1 million) under the employee common share purchase plan and 8.8 million (2018 – 12.6 million) under the dividend reinvestment plan (“DRIP”).

The issuance of common shares under the common share compensation arrangements does not allow the plans to exceed 10 per cent of Emera's outstanding common shares. As at December 31, 2019, Emera is in compliance with this requirement.